Noncontrolling Interest	12 Months Ended
Dec. 31, 2019
Noncontrolling Interest [Abstract]
NONCONTROLLING INTEREST

Note 3 – NONCONTROLLING INTEREST

Beijing Jiate Information Technology Co., Ltd. ("Jiate") holds 49% of the equity interest in HTCC effective January 31, 2017 pursuant to an investment agreement entered into in July 2016 between HTCC, its parent company Taiying and Jiate.

On May 6, 2019 and April 10, 2018, HTCC declared a dividend of RMB 3 million and RMB 5 million to Taiying and HTCC, respectively. The dividend was allocated based on the equity interest percentage as of the date of declaration. As a result, $213,722 and $355,232 was distributed to Jiate on May 6, 2019 and December 14, 2018, respectively.